UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Cypress Semiconductor Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cypress Semiconductor Corporation (the “Company”) is filing the following information as additional soliciting material in connection with the solicitation of proxies for its 2017 Annual Meeting of Stockholders and as definitive additional materials in connection with its Consent Solicitation Statement, dated February 28, 2017.

The following is a letter, dated March 9, 2017, from Eric A. Benhamou, Lead Independent Director of the Company, and Michael S. Wishart, Director of the Company, to Cristiano Guerra of Institutional Shareholder Services.

March 9, 2017

VIA FEDEX AND E-MAIL

Cristiano Guerra

Institutional Shareholder Services Inc.

702 King Farm Boulevard

Suite 400

Rockville, MD 20850

Re:                             Cypress Semiconductor Corporation Consent Solicitation

Dear Mr. Guerra:

We are writing this letter to follow up on two questions you raised during our conversation earlier this week.  First, you asked us to clarify when Cypress Semiconductor Corporation (the “Company”) began considering the proposal to eliminate cumulative voting in the election of directors.  Second, you inquired about the computation of the percentage of votes required for a minority stockholder to elect representation to the Company’s Board of Directors (the “Board”) under a cumulative voting scenario.  We will address your questions in turn below.

1.  The Company began evaluating eliminating cumulative voting prior to the Company receiving notice from T.J. Rodgers (“Rodgers”) that he was nominating two individuals for election at the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”).

•                  On November 23, 2016, the Company received a letter from CalSTRS containing a stockholder proposal for the 2017 Annual Meeting that the Company amend its charter documents to implement a majority voting standard in uncontested director elections, with a plurality voting standard in contested director elections (the “Proposal”).

•                  Following discussions with CalSTRS, the Company sent a letter on December 12, 2016, informing CalSTRS that the Board, at its first scheduled meeting in 2017, would consider the Proposal in connection with eliminating cumulative voting in director elections, and, if approved by the Board, intended to submit the Proposal, along with a proposal to eliminate cumulative voting, to the Company’s stockholders for approval.

•                  On December 14, 2016, the Company received a letter from CalSTRS withdrawing its Proposal on the basis of the Company’s intention to replace cumulative voting with majority voting in director elections and to submit such items for consideration by the Company’s stockholders at the 2017 Annual Meeting.

•                  On February 3, 2017, Rodgers provided notice to the Company that he was nominating two directors for election at the 2017 Annual Meeting.

2.  Assuming 73% of outstanding shares vote in an election for directors (the average stockholder participation rate in director elections over the last six Company annual meetings), under cumulative voting, even if over 90% of shares outstanding do not support the election of a minority stockholder’s nominee, such minority stockholder can nevertheless elect such nominee to the Board if the minority stockholder cumulates the remaining votes in favor of such nominee.

•                  Under the same assumption, even if over 81% of shares outstanding do not support the election of either of a minority stockholder’s two nominees, such minority stockholder can nevertheless elect both nominees to the Board if the minority stockholder cumulates the remaining votes across the two nominees.

We hope this answers your questions.  If you have any further questions, please don’t hesitate to contact us.

Sincerely,

/s/ Eric A. Benhamou	/s/ Michael S. Wishart
Eric A. Benhamou	Michael S. Wishart
Lead Independent Director	Director

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2017 annual meeting of stockholders (the “2017 Annual Meeting”).

The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2017 Annual Meeting (the “2017 Proxy Statement”), together with a WHITE proxy card.  STOCKHOLDERS ARE URGED TO READ THE 2017 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2017 Proxy Statement and other materials to be filed with the SEC in connection with the 2017 Annual Meeting.

Stockholders will be able to obtain, free of charge, copies of the 2017 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2017 Annual Meeting, as applicable, at the SEC’s website (http://www.sec.gov), at the Company’s website (https://www.cypress.com) or via the Company’s Investor Relations portal (http://investors.cypress.com/contactus.cfm). In addition, copies of the proxy materials, when available, may be requested from the Company’s proxy solicitor, Okapi Partners LLC, at (212) 297-0720 or toll-free at (877) 285-5990.

FORWARD-LOOKING STATEMENTS

Statements herein that are not historical facts and that refer to Cypress or its subsidiaries’ plans and expectations for the future are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. We may use words such as “may,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “future,” “continue” or other wording indicating future results or expectations to identify such forward-looking statements that include, but are not limited to statements related to: our proposed governance changes, including changes regarding the removal of cumulative voting, the adoption of majority voting provisions and the adoption of proxy access provisions; the composition of our Board of Directors; our 2017 Annual Meeting; our corporate governance policies and practices; our plans to file certain materials with the SEC; and the possible resolution of the lawsuit with Mr. Rodgers.  Such statements reflect our current expectations, which are based on information and data available to our management as of the date of this letter. Our actual results may differ materially due to a variety of risks and uncertainties, including, but not limited to:  our inability to obtain stockholder approval on our proposed governance changes; the uncertainty of litigation; our ability to execute on our Cypress 3.0 strategy; global economic and market conditions; business conditions and growth trends in the semiconductor market; our ability to compete effectively; the volatility in supply and demand conditions for our products, including but not limited to the impact of seasonality on supply and demand; our ability to develop, introduce and sell new products and technologies; potential problems relating to our manufacturing activities; the impact of acquisitions, including but not limited to the continuing integration of Spansion and the recent acquisition of Broadcom’s wireless IoT business; our ability to attract and retain key personnel; and other risks and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. We assume no responsibility to update any such forward-looking statements.